Supplement dated March 10, 2017

to the Statement of Additional Information (“SAI”) dated May 1, 2016,

as supplemented, for the following Funds:

Funds

  COLUMBIA ACORN TRUST

  Columbia Acorn® Fund

  Columbia Acorn International®

  Columbia Acorn USA®

  Columbia Acorn International SelectSM

  Columbia Acorn SelectSM

  Columbia Thermostat FundSM

  Columbia Acorn Emerging Markets FundSM

  Columbia Acorn European FundSM

Effective on or about March 27, 2017, shares held by Class I shareholders will be exchanged for Class Y shares of the same Fund in a tax-free transaction with no impact on the fees and expenses paid by shareholders and Class I shares of the Funds will no longer be offered for sale. Therefore, effective on or about March 27, 2017, all information regarding Class I shares is hereby deleted from the SAI.

In addition, effective April 10, 2017, Appendix S to the SAI is hereby superseded and replaced with the information in this Supplement.

APPENDIX S — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

The Funds’ prospectuses contain information about choosing a share class. The information in this Appendix S should be read in conjunction with the information contained in the prospectuses. With regard to any sales charge waivers and discounts described in this Appendix S and the prospectuses, it is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts, as defined in the prospectuses) the Transfer Agent that you qualify for any waiver or reduced sales charge and be prepared to provide proof thereof.

Sales Charge Reductions

Front-End Sales Charge Waivers (Class A Shares)

The following information is in addition to the description in the Funds’ prospectuses of front-end sales charge waivers applicable to Class A shares. The following categories of investors may buy Class A shares at net asset value, without payment of any front-end sales charge that would otherwise apply:

●	Current or retired directors or trustees of the Columbia Funds, and officers or employees of Columbia Management or its affiliates, including the Investment Manager;(a)
●	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors; (a)
●	Registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the Distributor; (a)
●	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;
●	Portfolio managers employed by any sub-adviser of the Columbia Funds; (a)
●	Partners and employees of outside legal counsel to the Columbia Funds or to the Columbia Funds’ directors or trustees who regularly provide advice and services to the Columbia Funds, or to their directors or trustees;

(a)         Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

●	Direct rollovers (i.e., a rollover of Fund shares and not a reinvestment of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund or Columbia Fund;
●	Employees of Bank of America, its affiliates and subsidiaries;
●	Employees or partners of the Investment Manager (or its successors);
●	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);
●	At a Columbia Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Fund is a party;
●	Purchases by registered representatives and employees (and their immediate family members and related trusts or other entities owned by the foregoing (referred to as “Related Persons”)) of Ameriprise Financial Services, Inc. and its affiliates; provided that with respect to employees (and their Related Persons) of an affiliate of Ameriprise Financial, such persons must make purchases through an account held at Ameriprise Financial or its affiliates.

Purchases of Class A shares may be made at net asset value if they are made as follows:

●	Through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a financial intermediary that has a selling agreement with the Distributor;
●	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;
●	Through banks, trust companies and thrift institutions, acting as fiduciaries; or
●	Through “employee benefit plans” created under Section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with a Columbia Fund or the Transfer Agent and transacts directly with the Columbia Fund or the Transfer Agent through a third party administrator or third party recordkeeper.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

Shareholders won’t pay a CDSC upon redemption of Class A, Class B or Class C shares:

●	In the event of the shareholder’s death;
●	For which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase;
●	Purchased through reinvestment of dividend and capital gain distributions;
●	In an account that has been closed because it falls below the minimum account balance;
●	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 701/2;
●	That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor;
●	Of Class A shares of a Fund initially purchased by an employee benefit plan;
●	Of Class C shares of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;
●	In connection with the Funds’ Small Account Policy (as described in the prospectuses); and
●	At a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Class Z Shares Additional Eligible Investors

In addition to the categories of Class Z investors described in the Funds’ prospectuses, the minimum initial investments in Class Z shares are as follows:

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000 ($1,000 for IRAs, as applicable):

●	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.
●	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.
●	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.
●	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

As described in the prospectuses, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor who holds Class Z shares is eligible to purchase Class Z shares subject to a minimum initial investment of $2,000. If the account in which the shareholder holds Class Z shares is not eligible to purchase additional Class Z shares, the shareholder may purchase Class Z shares in an account maintained directly with the Transfer Agent, subject to the $2,000 minimum for such direct account.

Class B Shares — Conversion to Class A Shares

In general, the Funds’ Class B shares convert to Class A shares after eight years. The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.
•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.
•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Fund or in connection with a similar reorganization transaction.

Rejection of Purchases

Each Fund and the Distributor reserve the right to reject any offer to purchase shares, in their sole discretion.

Shareholders should retain this Supplement for future reference.

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